                         AMERICAN HONDA FINANCE CORPORATION
               Servicer's Certificate - Honda Auto Lease Trust 1999-A
           Distribution Date of March 15, 2000 for the Collection Period of
                       February 1, 2000 through February 29, 2000



POOL DATA - ORIGINAL DEAL PARAMETERS
------------------------------------
Aggregate Net Investment Value (ANIV)                                                3,300,158,606.28

Servicer Advance                                                                                  -
Service Payahead                                                                         7,383,934.30
Number of Contracts                                                                           172,598
Weighted Average Lease Rate (Discounted)                                                 9.05%
Weighted Average Lease Rate                                                              6.29%
Weighted Average Remaining Term                                                          30.48
Servicing Fee Percentage (annual)                                                        1.00%



POOL DATA - CURRENT MONTH
-------------------------
Aggregate Net Investment Value                                                       2,898,646,098.37
Number of Current Contracts                                                                   163,334
Weighted Average Lease Rate (Discounted)                                                 9.04%
Weighted Average Lease Rate                                                              6.28%
Weighted Average Remaining Term                                                          22.53




------------------------------------------------------------------------------------------------------
RESERVE FUND:
 Initial Deposit Amount                                                                115,274,540.12
 Specified Reserve Fund Percentage (if Tests i, ii and iii are satisfied)                5.50%
 Specified Reserve Fund Amount (if Tests i, ii and iii are satisfied)                  181,145,705.90
 Specified Reserve Fund Percentage (if Tests i, ii or iii are not satisfied)             6.50%
 Specified Reserve Fund Amount (if Tests i, ii or iii are not satisfied)               214,081,288.79

 Beginning Balance                                                                     159,212,484.76
 Net Investment Income Retained                                                            730,380.91
 Excess Reserve Amount Released                                                                   -
 Deposit Amount                                                                          4,900,655.67
 Withdrawal Amount                                                                                -
 Ending Balance                                                                        164,843,521.34
 Specified Reserve Fund Balance                                                        181,145,705.90
 Net Investment Income                                                                     730,380.91

 Cumulative Withdrawal Amount                                                                     -
------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
CREDIT LOSSES:                                                Vehicle Count                Amount
                                                              -------------                ------
 Contracts Charged-off During the Collection Period               202
 Discounted Principal Balance                                                            3,666,804.25
 Net Liquidation Proceeds for the Collection Period                                     (3,002,447.65)
 Recoveries - Previously Charged-off Contracts                                             458,309.52

     Aggregate Credit Losses for the Collection Period                                     206,047.08

 Repossessions for the Collection Period                                                   124
 Cumulative Credit Losses for all Periods                                                2,909,244.50

RATIO OF NET CREDIT LOSSES TO THE AVERAGE ANIV BALANCE
FOR EACH COLLECTION PERIOD:
 Second Preceding Collection Period                                                        0.27%
 First Preceding Collection Period                                                         0.32%
 Current Collection Period                                                                 0.08%
------------------------------------------------------------------------------------------------------
TEST (i) (CHARGE-OFF RATE TEST)
Three Month Average                                                                        0.22%
Charge-off Rate Test (Test satisfied if < = 1.5%)                                     Test Satisfied



--------------------------------------------------------------------------------------------------------------------------
                                                                                                            Discounted
DELINQUENT CONTRACTS:                               Percent             Accounts           Percent       Principal Balance
                                                    -------             --------           -------       -----------------
 31-60 Days Delinquent                               0.81%              1,318              0.80%           23,166,330.88
 61-90 Days Delinquent                               0.13%               215               0.13%            3,890,456.75
 Over 90 Days Delinquent                             0.08%               138               0.09%            2,505,617.35
  Total Delinquencies                                                   1,671                              29,562,404.98


RATIO OF NUMBER OF CONTRACTS DELINQUENT MORE THAN 60 DAYS TO THE OUTSTANDING
NUMBER OF RECEIVABLES AS OF EACH COLLECTION PERIOD (INCLUDES REPOSSESSIONS):
 Second Preceding Collection Period                                                                          0.22%
 First Preceding Collection Period                                                                           0.29%
 Current Collection Period                                                                                   0.22%
------------------------------------------------------------------------------------------------------------------------

TEST (ii) (DELINQUENCY RATE TEST)
Three Month Average                                                                                          0.24%
Delinquency Rate Test (Test satisfied if < = 1.5%)                                                        Test Satisfied
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
RESIDUAL VALUE (GAIN) LOSS:                                                              Vehicles
                                                                                         --------
 Matured Lease Vehicle Inventory Sold                                                      17                 275,805.67
 Net Liquidation Proceeds                                                                                    (260,030.24)
 Net Residual Value (Gain) Loss                                                                                15,775.43
 Cumulative Residual Value (Gain) Loss all periods                                                             29,606.56

                                                                                            Average           Average
                                                       Number   Scheduled     Sale      Net Liquidation       Residual
                                                        Sold    Maturities    Ratio        Proceeds            Value
                                                       ------   ----------    -----     ---------------       --------
MATURED VEHICLES SOLD FOR
EACH COLLECTION PERIOD:
 Second Preceding Collection Period                     5            9         55.56%       15,701.40          17,163.93
 First Preceding Collection Period                      5           14         35.71%       16,064.00          17,765.20
 Current Collection Period                             17           16           100%       15,295.90          16,223.87
 Three Month Average                                                                        15,687.10          17,051.00
                                                                                                         ---------------
Ratio of Three-Month Average Net Liquidation Proceeds to Average Residual Value                             92.00%
                                                                                                         ---------------
------------------------------------------------------------------------------------------------------------------------

                                                                                          Current Period
TEST (iii) (RESIDUAL VALUE TEST)                                                           Amount/Ratio     Test Met?
                                                                                           --------------   ----------
a) Number of Vehicles Sold > 45% of Scheduled Maturities and >= 500 Scheduled Maturities     100%             Yes

b) 3 Month Average Matured Leased Vehicle Proceeds < 75% of Average Residual Values         92.00%            Yes
Residual Value Test  (Test satisfied if tests a and b = Yes)                                              Test Satisfied
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
SERVICER'S FEE DUE:                                                                                          Amount
                                                                                                             ------
Prior Cumulative Servicer's Fee Shortfall                                                                            -
Servicer's Fee Due This Collection Period                                                                   2,452,329.26
Servicer's Fee Paid                                                                                         2,452,329.26

Current Cumulative Servicer's Fee Shortfall                                                                          -
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
ADVANCES AND PAYAHEADS:                                                                                       Amount
ADVANCES                                                                                                      ------
Prior Outstanding Servicer Advances                                                                         1,176,776.91
Net Advance/(Recovery) This Period                                                                            107,015.56
Nonrecoverable Prior Advances                                                                                (145,127.06)
Current Outstanding Servicer Advances                                                                       1,138,665.41
PAYAHEAD ACCOUNT
Prior Outstanding Payahead Balance                                                                          7,397,696.33
Net Allocation/(Collections) of Advanced Payments This Period                                                 119,025.13
Current Outstanding Payahead Balance                                                                        7,278,671.20
-------------------------------------------------------------------------------------------------------------------------

                                                                                    Securities         Class A1      Class A2
                                                                      Total        Balance (99.8%)      Balance       Balance
-------------------------------------------------------------------------------------------------------------------------------
COLLECTIONS:
INTEREST
  Scheduled Interest Collections                                    21,066,344.30    21,024,211.61

  Interest Related to Prepayments in Full                              311,132.49       310,510.23
  Interest Related to Full Term and Over Term Payoffs                      694.74           693.35
  Interest Related to Reallocation Payments                                   -                -
  Excess Liquidation Proceeds                                                 -                -
  Recoveries                                                           458,309.52       457,392.90
     Available Interest                                             21,836,481.05    21,792,808.09
PRINCIPAL
  Scheduled Principal Collections                                   29,125,616.89    29,067,365.66
  Prepayments in Full                                               10,367,083.96    10,346,349.79
  Full Term and Over Term Payoffs                                      713,706.79       712,279.38
  Reallocation Payment                                                        -                -
  New Liquidation Proceeds                                           3,262,477.89     3,255,952.93
     Available Principal                                            43,468,885.53    43,381,947.76

WITHDRAWAL FROM RESERVE FUND                                                  -
TOTAL OF SOURCES FOR DISTRIBUTION                                   65,305,366.58

DISTRIBUTIONS:
INTEREST
  Transferor Interest                                                   38,768.30
  Capped Trustee Fees                                                         -                -
  Class A Interest                                                  13,699,477.81    13,699,477.81      115,269.48    1,703,750.00
  Class A Interest Carryover Shortfalls                                       -                -               -               -
  Class B Interest                                                     365,750.00       365,750.00
  Class B Interest Carryover Shortfalls                                       -                -
  Class C Interest                                                     379,500.00       379,500.00
  Class C Interest Carryover Shortfalls                                       -                -
  Capped Contingent and Excess Liability Premiums                             -                -
  Capped Origination Trust Administrative Expenses                            -                -
  Other Capped Trustee Fees                                                   -                -
  Servicer's Fee                                                     2,452,329.26     2,447,424.60
  Unpaid Servicer's Fees Related to Prior Collection Periods                 -                 -
  Reserve Fund Deposit                                               4,900,655.67     4,900,655.67
  Certificate Interest                                                        -                -
  Certificate Interest Carryover Shortfall                                    -                -
  Class A Covered Loss Amount                                                 -                -               -               -
  Class A Note Principal Loss Amount/Class A Note Principal
  Carryover Shortfall                                                         -                -               -               -
  Class B Covered and Uncovered Loss Amount                                   -                -
  Class C Covered and Uncovered Loss Amount                                   -                -
  Class B Note Principal Loss Carryover Shortfall                             -                -
  Class C Note Principal Loss Carryover Shortfall                             -                -
  Class B Note Interest on Principal Loss Carryover Shortfall                 -                -
  Class C Note Interest on Principal Loss Carryover Shortfall                 -                -
  Certificate Principal Loss Amount/Certificate Principal Carryover
  Shortfall                                                                   -                -
  Uncapped Administrative Expenses (paid to the Trustees)                     -                -
  Excess Interest to Transferor                                               -                -
     TOTAL DISTRIBUTIONS OF INTEREST                                21,836,481.05    21,792,808.09      115,269.48    1,703,750.00

PRINCIPAL
  Transferor Principal                                                  86,937.77
  Principal Distribution to A-1, A-2, A-3 and A-4 Notes             43,381,947.76    43,381,947.76   26,279,733.39   17,102,214.37
  Principal Distribution to A-5, B and C Notes                                -                -
  Principal Distribution to Certificates                                      -                -
     TOTAL DISTRIBUTIONS OF PRINCIPAL                               43,468,885.53    43,381,947.76   26,279,733.39   17,102,214.37

NOTE/CERTIFICATE INTEREST CARRYOVER SHORTFALLS
  Beginning Balance                                                                   8,164,114.98             -               -
  Current Period Increase (Decrease)                                                  1,263,814.97             -               -
  Ending Balance                                                                      9,427,929.95             -               -
NOTE/CERTIFICATE PRINCIPAL LOSS AMOUNT
  Beginning Balance                                                  2,956,897.72     2,950,983.92             -               -
  Current Period Increase (Decrease)                                   697,134.20       695,739.93             -               -
  Ending Balance                                                     3,654,031.91     3,646,723.85             -               -
----------------------------------------------------------------------------------------------------------------------------------

                                                                        Class A3       Class A4           Class A5
                                                                        Balance        Balance            Balance
-------------------------------------------------------------------------------------------------------------------
COLLECTIONS:
INTEREST
  Scheduled Interest Collections

  Interest Related to Prepayments in Full
  Interest Related to Full Term and Over Term Payoffs
  Interest Related to Reallocation Payments
  Excess Liquidation Proceeds
  Recoveries
     Available Interest
PRINCIPAL
  Scheduled Principal Collections
  Prepayments in Full
  Full Term and Over Term Payoffs
  Reallocation Payment
  New Liquidation Proceeds
     Available Principal

WITHDRAWAL FROM RESERVE FUND
TOTAL OF SOURCES FOR DISTRIBUTION

DISTRIBUTIONS:
INTEREST
  Transferor Interest
  Capped Trustee Fees
  Class A Interest                                                    2,033,333.33      5,375,000.00      4,472,125.00
  Class A Interest Carryover Shortfalls                                        -                 -                 -
  Class B Interest
  Class B Interest Carryover Shortfalls
  Class C Interest
  Class C Interest Carryover Shortfalls
  Capped Contingent and Excess Liability Premiums
  Capped Origination Trust Administrative Expenses
  Other Capped Trustee Fees
  Servicer's Fee
  Unpaid Servicer's Fees Related to Prior Collection Periods
  Reserve Fund Deposit
  Certificate Interest
  Certificate Interest Carryover Shortfall
  Class A Covered Loss Amount                                               -                 -                 -
  Class A Note Principal Loss Amount/Class A Note Principal
  Carryover Shortfall                                                       -                 -                 -
  Class B Covered and Uncovered Loss Amount
  Class C Covered and Uncovered Loss Amount
  Class B Note Principal Loss Carryover Shortfall
  Class C Note Principal Loss Carryover Shortfall
  Class B Note Interest on Principal Loss Carryover Shortfall
  Class C Note Interest on Principal Loss Carryover Shortfall
  Certificate Principal Loss Amount/Certificate Principal Carryover
  Shortfall
  Uncapped Administrative Expenses (paid to the Trustees)
  Excess Interest to Transferor
     TOTAL DISTRIBUTIONS OF INTEREST                                  2,033,333.33      5,375,000.00      4,472,125.00

PRINCIPAL
  Transferor Principal
  Principal Distribution to A-1, A-2, A-3 and A-4 Notes                        -                 -
  Principal Distribution to A-5, B and C Notes                                                                     -
  Principal Distribution to Certificates
     TOTAL DISTRIBUTIONS OF PRINCIPAL                                          -                 -                 -

NOTE/CERTIFICATE INTEREST CARRYOVER SHORTFALLS
  Beginning Balance                                                            -                 -                 -
  Current Period Increase (Decrease)                                           -                 -                 -
  Ending Balance                                                               -                 -                 -
NOTE/CERTIFICATE PRINCIPAL LOSS AMOUNT
  Beginning Balance                                                            -                 -                 -
  Current Period Increase (Decrease)                                           -                 -                 -
  Ending Balance                                                               -                 -                 -

----------------------------------------------------------------------------------------------------------------------------------

                                                                     Class B        Class C      Certificate   Transferor Interest
                                                                     Balance        Balance       Balance         Balance
----------------------------------------------------------------------------------------------------------------------------------
COLLECTIONS:
INTEREST
  Scheduled Interest Collections                                                                                      42,132.69

  Interest Related to Prepayments in Full                                                                                622.26
  Interest Related to Full Term and Over Term Payoffs                                                                      1.39
  Interest Related to Reallocation Payments                                                                                 -
  Excess Liquidation Proceeds                                                                                               -
  Recoveries                                                                                                             916.62
     Available Interest                                                                                               43,672.96
PRINCIPAL
  Scheduled Principal Collections                                                                                     58,251.23
  Prepayments in Full                                                                                                 20,734.17
  Full Term and Over Term Payoffs                                                                                      1,427.41
  Reallocation Payment                                                                                                      -
  New Liquidation Proceeds                                                                                             6,524.96
     Available Principal                                                                                              86,937.77

WITHDRAWAL FROM RESERVE FUND
TOTAL OF SOURCES FOR DISTRIBUTION

DISTRIBUTIONS:
INTEREST
  Transferor Interest                                                                                                 38,768.30
  Capped Trustee Fees
  Class A Interest
  Class A Interest Carryover Shortfalls
  Class B Interest                                                  365,750.00
  Class B Interest Carryover Shortfalls                                    -
  Class C Interest                                                                    379,500.00
  Class C Interest Carryover Shortfalls                                                      -
  Capped Contingent and Excess Liability Premiums
  Capped Origination Trust Administrative Expenses
  Other Capped Trustee Fees
  Servicer's Fee                                                                                                       4,904.66
  Unpaid Servicer's Fees Related to Prior Collection Periods                                                                -
  Reserve Fund Deposit
  Certificate Interest                                                                                       -
  Certificate Interest Carryover Shortfall                                                                   -
  Class A Covered Loss Amount
  Class A Note Principal Loss Amount/Class A Note Principal
  Carryover Shortfall
  Class B Covered and Uncovered Loss Amount                                -
  Class C Covered and Uncovered Loss Amount                                                  -
  Class B Note Principal Loss Carryover Shortfall                          -
  Class C Note Principal Loss Carryover Shortfall                                            -
  Class B Note Interest on Principal Loss Carryover Shortfall              -
  Class C Note Interest on Principal Loss Carryover Shortfall                                -
  Certificate Principal Loss Amount/Certificate Principal Carryover                                           -
  Shortfall
  Uncapped Administrative Expenses (paid to the Trustees)
  Excess Interest to Transferor
     TOTAL DISTRIBUTIONS OF INTEREST                                365,750.00        379,500.00              -       43,672.96

PRINCIPAL
  Transferor Principal                                                                                                86,937.77
  Principal Distribution to A-1, A-2, A-3 and A-4 Notes
  Principal Distribution to A-5, B and C Notes                             -                 -
  Principal Distribution to Certificates                                                                       -
     TOTAL DISTRIBUTIONS OF PRINCIPAL                                      -                 -                 -      86,937.77

NOTE/CERTIFICATE INTEREST CARRYOVER SHORTFALLS
  Beginning Balance                                                        -                 -        8,164,114.98
  Current Period Increase (Decrease)                                       -                 -        1,263,814.97
  Ending Balance                                                           -                 -        9,427,929.95
NOTE/CERTIFICATE PRINCIPAL LOSS AMOUNT
  Beginning Balance                                                        -                 -        2,950,983.92     5,913.80
  Current Period Increase (Decrease)                                       -                 -          695,739.93     1,394.27
  Ending Balance                                                           -                 -        3,646,723.85     7,308.06
----------------------------------------------------------------------------------------------------------------------------------

                                                                           Securities            Class A1         Class A2
                                                       Total             Balance (99.8%)         Balance          Balance
------------------------------------------------------------------------------------------------------------------------------

TOTAL DISTRIBUTIONS TO NOTEHOLDERS AND
CERTIFICATEHOLDERS:
 Interest Distributions                               21,836,481.05        21,792,808.09         115,269.48       1,703,750.00
 Principal Distributions                              43,468,885.53        43,381,947.76      26,279,733.39      17,102,214.37
      Total Distributions                             65,305,366.58        65,174,755.85      26,395,002.87      18,805,964.37

ORIGINAL DEAL PARAMETER
-----------------------
 Aggregate Net Investment Value (ANIV)             3,300,158,606.28
 Initial Note/Certificate Balance                                       3,293,558,289.00      380,000,000.00    360,000,000.00
 Percent of ANIV                                                            99.80%               11.51%            10.91%
 Class Allocation Percentage                                                                     12.89%            12.22%
 Note/Certificate Factor                                                                          1.00              1.00
 Note/Certificate Rate                                                                           5.445%            5.875%
 Servicer Advance                                               -
 Servicer Payahead                                     7,383,934.30
 Number of Contracts                                     172,598
 Weighted Average Lease Rate                              6.29%
 Weighted Average Lease Rate (Discounted)                 9.05%
 Weighted Average Remaining Term                         30.48
 Servicing Fee Percentage                                 1.00%

POOL DATA PRIOR MONTH
---------------------
 Aggregate Net Investment Value (ANIV)             2,942,795,116.01
 Note/Certificate Balance                                               2,936,909,525.72       26,279,733.39    360,000,000.00
 Percent of ANIV                                                            99.80%                0.89%            12.23%
 Class Allocation Percentage                                                                      1.01%            13.88%
 Note/Certificate Factor                                                                          0.07%             1.00%
 Servicer Advance                                      1,176,776.91
 Servicer Payahead                                     7,397,696.33
 Number of Contracts                                    164,194
 Weighted Average Lease Rate                              6.28%
 Weighted Average Lease Rate (Discounted)                 9.04%
 Weighted Average Remaining Term                          23.52
 Servicing Fee Percentage                                 1.00%
 Number of Days in the Accrual Period                                                               31                31

POOL DATA CURRENT MONTH
-----------------------
 Aggregate Net Investment Value (ANIV)             2,898,646,098.37
 Note/Certificate Balance                                               2,892,848,806.19                  -     342,897,785.63
 Percent of ANIV                                                            99.80%                0.00%            11.83%
 Class Allocation Percentage                                                                      0.00%            13.45%
 Note/Certificate Factor                                                                          0.00              0.95
 Servicer Advance                                      1,138,665.41
 Servicer Payahead                                     7,278,671.20
 Number of Contracts                                   163,334
 Weighted Average Lease Rate                             6.28%
 Weighted Average Lease Rate (Discounted)                9.04%
 Weighted Average Remaining Term                         22.53
 Servicing Fee Percentage                                1.00%
 Number of Days in the Accrual Period                                                               29                29
------------------------------------------------------------------------------------------------------------------------------

                                                      Class A3             Class A4            Class A5          Class B
                                                      Balance              Balance             Balance           Balance
------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO NOTEHOLDERS AND
CERTIFICATEHOLDERS:
 Interest Distributions                               2,033,333.33       5,375,000.00        4,472,125.00       365,750.00
 Principal Distributions                                       -                  -                   -                -
      Total Distributions                             2,033,333.33       5,375,000.00        4,472,125.00       365,750.00

ORIGINAL DEAL PARAMETER
-----------------------
 Aggregate Net Investment Value (ANIV)
 Initial Note/Certificate Balance
 Percent of ANIV                                    400,000,000.00   1,000,000,000.00      807,000,000.00    66,000,000.00
 Class Allocation Percentage                           12.12%            30.30%               24.45%            2.00%
 Note/Certificate Factor                               13.57%            33.93%               27.38%           100.00%
 Note/Certificate Rate                                  1.00              1.00                 1.00              1.00
 Servicer Advance                                      6.100%            6.450%               6.650%            6.650%
 Servicer Payahead
 Number of Contracts
 Weighted Average Lease Rate
 Weighted Average Lease Rate (Discounted)
 Weighted Average Remaining Term
 Servicing Fee Percentage

POOL DATA PRIOR MONTH
---------------------
 Aggregate Net Investment Value (ANIV)
 Note/Certificate Balance                           400,000,000.00   1,000,000,000.00      807,000,000.00    66,000,000.00
 Percent of ANIV                                       13.59%            33.98%               27.42%            2.24%
 Class Allocation Percentage                           15.42%            38.56%               31.12%           100.00%
 Note/Certificate Factor                                1.00              1.00                 1.00              1.00
 Servicer Advance
 Servicer Payahead
 Number of Contracts
 Weighted Average Lease Rate
 Weighted Average Lease Rate (Discounted)
 Weighted Average Remaining Term
 Servicing Fee Percentage
 Number of Days in the Accrual Period                    30                30                   30                30

POOL DATA CURRENT MONTH
-----------------------
 Aggregate Net Investment Value (ANIV)
 Note/Certificate Balance                           400,000,000.00   1,000,000,000.00      807,000,000.00    66,000,000.00
 Percent of ANIV                                       13.80%            34.50%               27.84%            2.28%
 Class Allocation Percentage                           15.69%            39.22%               31.65%           100.00%
 Note/Certificate Factor                                1.00              1.00                 1.00              1.00
 Servicer Advance
 Servicer Payahead
 Number of Contracts
 Weighted Average Lease Rate
 Weighted Average Lease Rate (Discounted)
 Weighted Average Remaining Term
 Servicing Fee Percentage
 Number of Days in the Accrual Period                    30                30                   30                30
------------------------------------------------------------------------------------------------------------------------------

                                                      Class C             Certificate         Transferor Interest
                                                      Balance              Balance                 Balance
------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO NOTEHOLDERS AND
CERTIFICATEHOLDERS:
 Interest Distributions                             379,500.00                    -                43,672.96
 Principal Distributions                                   -                      -                86,937.77
      Total Distributions                           379,500.00                    -               130,610.73

ORIGINAL DEAL PARAMETER
-----------------------
 Aggregate Net Investment Value (ANIV)
 Initial Note/Certificate Balance                66,000,000.00          214,558,289.00           6,600,317.28
 Percent of ANIV                                   2.00%                  6.50%                  0.20%
 Class Allocation Percentage                      100.00%                100.00%
 Note/Certificate Factor                            1.00                  1.00
 Note/Certificate Rate                            6.900%                 6.900%
 Servicer Advance
 Servicer Payahead
 Number of Contracts
 Weighted Average Lease Rate
 Weighted Average Lease Rate (Discounted)
 Weighted Average Remaining Term
 Servicing Fee Percentage

POOL DATA PRIOR MONTH
---------------------
 Aggregate Net Investment Value (ANIV)
 Note/Certificate Balance                        66,000,000.00          211,629,792.33           5,885,590.29
 Percent of ANIV                                   2.24%                  7.19%                  0.20%
 Class Allocation Percentage                      100.00%                100.00%
 Note/Certificate Factor                            1.00                  0.99
 Servicer Advance
 Servicer Payahead
 Number of Contracts
 Weighted Average Lease Rate
 Weighted Average Lease Rate (Discounted)
 Weighted Average Remaining Term
 Servicing Fee Percentage
 Number of Days in the Accrual Period                30                     30

POOL DATA CURRENT MONTH
-----------------------
 Aggregate Net Investment Value (ANIV)
 Note/Certificate Balance                        66,000,000.00          210,951,020.56           5,797,292.18
 Percent of ANIV                                   2.28%                  7.28%                  0.20%
 Class Allocation Percentage                      100.00%                100.00%
 Note/Certificate Factor                            1.00                  0.98
 Servicer Advance
 Servicer Payahead
 Number of Contracts
 Weighted Average Lease Rate
 Weighted Average Lease Rate (Discounted)
 Weighted Average Remaining Term
 Servicing Fee Percentage
 Number of Days in the Accrual Period                30                     30



I hereby certify to the best of my knowledge that the report provided is true and correct.



-----------------------------------------
John Weisickle, Vice President Finance